UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                      Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2017, Robert Sistek, Innovative Industrial Properties, Inc.’s (the “Company”) former Chief Financial Officer and Executive Vice President, Investments, ceased his employment with the Company. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2017, effective as of June 7, 2017, Catherine Hastings was promoted to Chief Financial Officer, in addition to continuing her role as Chief Accounting Officer and Treasurer, and Mr. Sistek's prior responsibilities as Executive Vice President, Investments were assumed by other current employees of the Company. The Company does not plan to replace Mr. Sistek at this time.

On June 30, 2017, the Company, IIP Operating Partnership, LP, the operating partnership subsidiary of the Company (the “Operating Partnership”), and Mr. Sistek entered into an Employment Transition Agreement (the “Transition Agreement”), pursuant to which Mr. Sistek will be entitled to receive a lump sum cash payment in the amount of $113,000.

The Transition Agreement contains a general release of claims against the Company and the Operating Partnership, as well as confidentiality, non-solicitation, non-disparagement and other customary provisions.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10.1	Employment Transition Agreement dated as of June 30, 2017 among Innovative Industrial Properties, Inc., IIP Operating Partnership, LP and Robert Sistek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2017	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Paul Smithers
	Name:	Paul Smithers
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Employment Transition Agreement dated as of June 30, 2017 among Innovative Industrial Properties, Inc., IIP Operating Partnership, LP and Robert Sistek.